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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use in this registration statement of our report dated April 28, 2000 included herein and to all references to our Firm included in this registration statement.

                                          /s/  ARTHUR ANDERSEN LLP

                                          ARTHUR ANDERSEN LLP
Houston, Texas
February 1, 2001